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                                                                   EXHIBIT 10.32

              AMENDMENT NO. 1 TO FULL SERVICE MANAGEMENT AGREEMENT


         This Amendment No. 1 to the Full Service Management Agreement (the "Amendment") is entered into effective September 1, 1996 by and between Vista Healthcare, Inc. a Texas corporation, ("Vista") and Doctors Practice Management, Inc., a Texas corporation ("DPMI").

                                  WITNESSETH:

         WHEREAS, Vista and DPMI desire to amend the Full Service Management Agreement dated May 1, 1996 (the "Management Agreement"); and

         WHEREAS, Vista and DPMI, following the execution and effectiveness of this Amendment, desire to continue the Management Agreement in full force and effect without further amendment thereto;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT. The parties hereto hereby agree that Section 5.1 of the Management Agreement is hereby amended to increase the management fee from 28% of collections to 38% of collections.

         2. ENTIRE AGREEMENT; NO FURTHER AMENDMENTS. The parties hereto acknowledge and agree that this Amendment and the Management Agreement represent the entire agreement of the parties with respect to the subject matter hereof and thereof and that there exists no other agreements or understandings between the parties whether oral or written. The Management Agreement may not be further amended without the written consent of both parties thereto.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of September 1, 1996.

                                      VISTA HEALTHCARE, INC.


                                      By: /s/  Glenn Rodriguez
                                         -------------------------------------
                                          GLENN RODRIGUEZ, VICE PRESIDENT


                                      DOCTORS PRACTICE MANAGEMENT, INC.


                                      By: /s/  Philip Chan
                                         -------------------------------------
                                          PHILIP CHAN, VICE PRESIDENT